UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2011
American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 842-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 12, 2011, American Superconductor Corporation (the “Company”) entered into a definitive agreement (the “SPA”) to acquire The Switch Engineering Oy, a limited liability company incorporated and existing under the laws of Finland (“The Switch”), as more fully described in the Company’s Current Report on Form 8-K filed on March 14, 2011.
On June 7, 2011, the Company and The Switch entered into a letter agreement providing for the extension of the Long-Stop Date (as defined in Section 6.6 of the SPA) until June 30, 2011. This extension is intended to permit the parties to negotiate an amendment to the SPA that, among other things, is expected to provide for the closing of the transaction after the Company has secured the necessary additional financing.
This description is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is filed as Exhibit 10.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Letter Agreement, dated as of June 7, 2011, between the Company and The Switch Engineering Oy.
Forward Looking Statements
Any statements in this report about future expectations, plans and prospects for the Company, including without limitation, our expectations regarding the timing and contents of the amendment to the Stock Purchase Agreement with The Switch and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: we may be subject to restatement of financial information from prior periods, identification of deficiencies in our internal control over financial reporting or disclosure control and procedures, and/or additional unanticipated accounting, audit and internal control issues; we have a history of operating losses, and we may incur losses in the future; our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter, including any expectations resulting from financial guidance issued by us; a significant portion of our revenues are derived from a single customer, Sinovel, and revenues from this customer may decline in future periods; any failure by this customer (or other customers) to honor contractual obligations to accept products or to pay for products may have a material adverse impact on our financial condition or results from operations; adverse changes in domestic and global economic conditions could adversely affect our business; changes in exchange rates could adversely affect our financial results; we may not realize all of the sales expected from our backlog of orders and contracts; we rely upon third party suppliers for the components and subassemblies of many of our products, making us vulnerable to supply shortages and price fluctuations; we may require significant additional funding and may be unable to raise capital when needed, which could force us to delay, reduce, or eliminate planned activities, including the planned acquisition of The Switch; failure to complete the planned acquisition of The Switch could harm our operating results and could cause our stock price to decline; completion of the planned acquisition of The Switch could present certain risks to our business; we may acquire additional complementary businesses or technologies that may require us to incur substantial costs for which we may never realize the anticipated benefits; our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention; if we fail to implement our business strategy, our financial performance could be harmed and our growth could slow or stop; our products face intense competition, which could limit our ability to acquire or retain customers; our international operations are subject to risks that we do not face in the U.S., which could have an adverse effect on our operating results; we depend on sales to China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of China; changes in China’s political, social, regulatory and economic environment may affect our financial performance; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; we have been named as a party to purported stockholder class actions and shareholder derivative complaints, and we may be named in additional litigation, all of which will require significant management time and attention and result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; we have not manufactured our Amperium wire in commercial quantities, and a failure to manufacture our Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit our future revenue and profit potential; and our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position. Reference is made to these and other factors discussed in the “Risk Factors” section of the Company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this report represent the Company’s views as of the date of this report. While the Company anticipates that subsequent events and developments may cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date this report is filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: June 13, 2011	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

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